UPDATED AND RESTATED

CAPITAL CONTRIBUTION AGREEMENT

This Capital Contribution Agreement (this "Agreement") is originally enterned into effective as of May 18, 2024, and is amended and restated on the date of March 28, 2026, by and between the following parties:

Comboox DAO LLC, a limited liability company incorporated pursuant to the Wyoming Limited Liability Company Act (the "Act") and the Wyoming Decentralized Autonomous Organization Supplement (the "Supplement"), with its entity identification number as 2023-001358375 (the "Company"); and

Li Li, the sole founding member of the Company and also the author who developed and deployed ComBoox Platform (the "Contributor").

RECITALS

WHEREAS, the Contributor is the Founding Member of the Company and intends to invest the beneficial rights of ComBoox to collect the royalties of Templates within ArbitrumOne (the "IPR") as his capital contribution into the Company;

WHEREAS, the Company intends to accept such capital contribution and to issue Shares in exchange;

WHEREAS the Contributor has already set certain configurations in the relevant smart contracts so as to transfer the beneficial and control rights of the IPR to the Company;

WHEREAS, under US GAAP, it is difficult to recognize the value of IPR when the Founding Member contributed it to the Company;

WHEREAS both parties agree to defer the recognition of the value of the IPR and the determination of the paid-in amount of the Shares issued in exchange until the key conditions for the valuation of the IPR have been met;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1.      Definition

1.1. "ArbitrumOne" means the Ethereum Layer-2 public blockchain network operating under the name "ArbitrumOne", which is connected to the main net of Ethereum and uses a technology called "Optimistic Rollups" to improve the scalability and efficiency of Ethereum.

1.2. "CBP" or "ComBoox Points" means the ERC-20 token booked in Registration Center, the primary function of which is to act as the ComBoox Community's utility token to automatically calculate, collect and transfer royalties from Users of Template Contracts to the relevant intellectual properties' holder.

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1.3. "ComBoox" or "ComBoox Platform" means the company book-entry platform consisting of a core smart contract called "Registration Center" and a set of Template Contracts deployed on ArbitrumOne, which is designed for equity registration and corporate statutory books-keeping, and aims to assist users to quickly establish a legal, secure, transparent, reliable and automatic system to enable the company's stakeholders to perform legal acts related to share transactions or corporate governance in a self-service mode.

1.4. "ComBoox Community" means the open, unincorporated, loose organization of CBP holders, whose primary function is to decide, through public discussion and public voting, on whether new template contracts are suitable to be included into the ComBoox Platform as Template Contract, so as to improve or expand the functionalities thereof.

1.5. "Members means the equity owners of the Company, who may enjoy and exercise the distribution rights to the profits and residual assets in proportion to the aggregate Distribution Points of each Member and may enjoy and exercise the voting rights in proportion to the aggregate Voting Points of each Member. For the purposes of this Agreement and in most contexts relating to the Company, the term "Member" may usually be used interchangeably with the term "Shareholder".

1.6. "Operating Agreement" means the Operating Agreement of the Company executed on the date of May 18, 2024, as amended and updated from time to time.

1.7. "Par Value" represents the subscribed contribution amount of the subject Shares, the minimum unit of which is $0.0001;

1.8. "Paid Value" represents the paid-in contribution amount of the subject Shares that actually received by the Company, the minimum unit of which is $0.0001;

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1.9. "Registration Center" means the core smart contract of ComBoox deployed on ArbitrumOne at the address as publicly disclosed on ComBoox's website and its white paper, which has the following primary functions:

(1) User Registration: to register users of ComBoox against their Prime Key;

(2) CBP book keeping: to record balance amount of CBP for each account holder;

(3) Document Registration: to register Template Contracts and their clone copies according to the contract address; and

(4) Royalty Collecting: to automatically transfer certain amount of CBP from the User to the copyrights' holder of the relevant Template Contracts as royalty when the User calls certain write function of the smart contracts created by cloning the Template Contracts.

1.10."Register of Shares" means the Smart Contract adopted by the Company to automatically book and maintain the public record of Shares, i.e. the Certificate of Contribution concerned. Any creation, alteration or revocation of any Share can only be effective and legally binding to the Company and Members upon its entry into Register of Shares.

1.11."Shares" means a Member's minimum unit of ownership interests and rights in the Company, par value of which is $0.0001. Shares will be booked automatically in Register of Shares in form of a digital object called "Certificate of Contribution".

1.12."Smart Contracts" means the set of smart contracts adopted by the Company, from time to time, for automatically registering the equity shares of the Company and keeping records of corporate governance thereof, which shall be created and deployed by cloning Template Contracts.

1.13."Template Contracts"or "Templates" means the smart contracts adopted by the ComBoox Platform and registered in Registration Center as templates to create clone copies for its Users to deploy and use on ComBoox.

1.14."Voting Weight" means percentage weight of each Share when calculating the voting rights of the subject Shares, and the calculation result shall be called as "Voting Points" which shall be the basis to calculate the aggregate voting rights of a Member. The minimum unit of Voting Weight shall be one percent.

1.15."Distribution Weight" means percentage weight of each Share when calculating the distribution rights of the subject Shares, and the calculation result shall be called as "Distribution Points", which shall be the basis to calculate the aggregate distribution rights of a Member for distributing profits or residual assets, or assuming loss or liabilities of the Company. The minimum unit of Distribution Weight shall be one percent.

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1.16.Unless otherwise clearly indicates, words used in the singular include the plural, the plural includes the singular, and the neuter gender includes the masculine and the feminine.

2.      Capital Contribution

2.1. Contribution. The Contributor agrees to contribute, assign, and transfer to the Company the following intangible assets (the "Contributed Assets") as his capital contribution:

(1) beneficial rights of the Templates within the territory of ArbitrumOne on an "AS IS" basis, so that the Company may collect royalties on those Templates in form of CBP as general income;

(2) owner's right to Registration Center, so that the Company may collect platform commission of ComBoox in form of CBP as general income;

(3) owner's right to Registration Center, so that the Company may determine and adjust the total supply of CBP on ArbitrumOne; and

(4) owner's right to the Smart Contract called "Fuel Tank", so that the Company may:

a. set the Fuel Tank's selling price of CBP in USDC; and

b. receive selling revenue of CBP in USDC from Fuel Tank.

2.2. Effective Date of Contribution. The contribution of the Contributed Assets shall be effective as of the date of this Agreement or such earlier date on which the Contributor actually sets up the corresponding configurations in the relevant Smart Contract.

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3. Issuance of Shares

3.1. Initial Shares. In exchange for the Contributed Assets, the Company agrees to issue to the Contributor the following Shares (the "Initial Shares") as consideration:

Certificate No.	1	2
Class	A	B
Par Value	250,000 USD	50,000 USD
Paid Value	0.00 USD	0.00 USD
Price of Par	0.00 USD	0.00 USD
Price of Paid	1.00 USD	1.00 USD
Total Value	0.00 USD	0.00 USD
Voting Weight	4,000%	100%
Total Voting Points	100,000,000,000	500,000,000
Distribution Weight	100%	100%
Total Distribution Points	2,500,000,000	500,000,000

3.2. Membership Interest. The Contributor shall be admitted as a member of the Company with all the rights and obligations as set forth in the Operating Agreement.

4. Evaluation of IPR

4.1. Conditions Precedent of Evaluation. As long as the following conditions are all fulfilled, the Company shall have the IPR to be valued:

(1) the Company has already legally issued its equity shares to the public, as well as the CBP as a utility token;

(2) the Company has been receiving automatically collected royalties from parties other than the Founding Member for more than one year; and

(3) a Special Resolution has been passed by the General Meeting, with the support vote of the Founding Member counted in the voting result, regarding the valuation firm to be engaged to assess the value of the IPR, as well as the valuation base date thereof.

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4.2.Paid In Capital Recognition. When the final valuation report is issued as per Section 4.1, then:

(1) the value of the IPR shall be recognized in the Company's account of "Intangible Assets" on the debit side, as per the arithmetic or weighed average of the upper and lower boundaries of the valuation range identified in the valuation report, whichever is higher;

(2) the value of the IPR shall also be booked in the Company's account of "Paid In Capital" on the credit side, as paid in capital contributed by the Contributor, therefore:

A. if the value of the IPR is greater than the unpaid subscription amount of the Initial Shares, the Company shall update the Paid Value of the Initial Shares as equal to their Par Value, and shall further issue such number of new Class B Shares whose Paid Value and Par Value are all equal to the excess amount thereof; or

B. if the value of the IPR is lower than the unpaid subscription amount of the Initial Shares, the Company shall update the Paid Value of the Initial Shares as equal to the recognized IPR value, and the Founding Member may elect to: (i) pay the outstanding balance amount in ETH or USDC; or (ii) cause the Company to reduce the equivalent amount of the Initial Shares in the order of Class B to Class A.

4.3.No Distribution. Before the value of the IPR is recognized in the accounts of "Intangible Assets" and "Paid In Capital" as per Section 4.2:

(1) the Company shall NOT distribute any profits or assets to the Members; and

(2) the Voting Points and Distribution Points of the Initial Shares shall be calculated based on the Par Value.

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5. Representations and Warranties

5.1. Contributor's Representations. The Contributor represents and warrants to the Company that:

(1) The Contributor is the owner of the Contributed Assets and has the right to transfer them to the Company free and clear of any liens, encumbrances, or claims;

(2) The Contributed Assets are transferred on an "AS IS" basis, and the Contributor makes no representations or warranties regarding the feasibility, security, or legal compliance of the Contributed Assets;

(3) The Contributor has the full power and authority to enter into this Agreement and to perform its obligations hereunder.

5.2. the Company's Representations. the Company represents and warrants to the Contributor that:

(1) the Company is duly organized, validly existing, and in good standing under the laws of the State of Wyoming;

(2) the Company has the full power and authority to enter into this Agreement and to perform its obligations hereunder.

6. Indemnification and Defense

6.1. Defense of Claims. In the event of any third party challenge or claim alleging that: (1) the Contributed Assets infringe the intellectual property rights of any third party; or (2) the Contributed Assets cause any loss or damage to any entity, the Company shall be responsible for and shall pay all costs and expenses incurred in connection with such claims, including attorneys' fees, and shall retain counsel to defend against such claims.

6.2. Indemnification. The Company shall indemnify the Contributor in the event the Contributor is made a party or is threatened to be made a party to any pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that the Contributor is or was an author of the Contributed Assets, is or was a member, manager or agent of the Company, or is or was serving at the request of the Company, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of "no lo contendere" or its equivalent shall not, of itself, create a presumption that the Contributor did or did not act in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was lawful.

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7. Miscellaneous

7.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wyoming, without regard to its conflict of laws principles.

7.2. Disputes Resolution. Any disputes arising from or in connection with this Agreement shall be submitted to either the United States District Court for the State of Wyoming or in a Wyoming state court where the Company's Registered Office is located. Parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.

7.3. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter.

7.4. Amendments. This Agreement may be amended or modified only by a written agreement signed by both parties.

7.5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

the Company:	Comboox DAO LLC	the Contributor:	Li Li
By:	/s/ Li Li Li Li	By:	/s/ Li Li Li Li
Title:	the Sole Founding Member

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EXHIBIT-I      TEMPLATE SMART CONTRACTS LIST

Smart Contract	Contract Address on ArbitrumOne	Smart Contract	Contract Address on ArbitrumOne
EnumerableSet	0x32Ad84b732285Fb9d36ED5c9A14874534fdFaff8	DocsRepo	0xA5c361A235Be14Af53FCDBdF32314416798B8DcD
UsersRepo	0x3305D08c8D4D5650f1E6C36ed08217F6EFa0eeF4	RegCenter	0x40FF3E9DFd866a0ad408F28077d3208cbc7d9Dea
ArrayUtils	0x2f2c3361e9694a7165D838BA2251Cf5B70D65eD3	BallotsBox	0x67a68f5EBaf24F1ABb57DD88455d957958b2360d
Checkpoints	0x5c2CC3E89a73d8883bBDE26791CB82a5D08E483E	DelegateMap	0xf5e3fb228dEe852854dEe6A12bEd3C44717ea72c
FRClaims	0x7fb7BDD88b6b8A625302e39ae9A47e404698f730	GoldChain	0x843Fdd5A54d73c4beaf07FA177E9E71468f7A88A
RolesRepo	0x1Da5A45fE46520d4aD60565089ddEbFD9053617f	RulesParser	0x03E90eE2891DC62e99873E2a2830A12e63D592AF
SwapsRepo	0xcFf4AAe59B9927C472aE4260857E51c70Fa4CC38	TopChain	0xBA08296e36755A21689541316b500bd353c9499B
InvestorsRepo	0x40f07f41444c8c804b4dA0a96Dcfc9B60ce5Db9d	WaterfallsRepo	0x0f6978127B105216A45737193CFB89F37D811971
InterfacesHub	0xBB294D570563A1DEE7B3417a974743266cfEDAE9	CondsRepo	0xe3adfA273ee2b067Bf9B395e85030703cc120899
DTClaims	0xC4A6FE9F80E96e6a80c84cbB807cF6af75a220D6	FilesRepo	0x8024b9ab358e7fb7EfEA7aBc11d59513fFc06820
LockersRepo	0x61617F4366D587A5a725f5F105Fd41edE0acCA91	OfficersRepo	0x5F42105299474da72946a6db4f9028CD9ebDC3Df
PledgesRepo	0x093e217d5153c7081CdBB37aa937D60987Ae742d	SigsRepo	0x096511A810c467De18B8863bCEB52A0C1Fe45516
SharesRepo	0x31296B6bC45c270645BfeD817EC00e249e927ec7	RedemptionsRepo	0x1887915f4A34619E5d381408135Cee37CB562fD5
UsdLockersRepo	0xDFF858473BcD121F6ADb077f8602Ae1563e6c3B1	DealsRepo	0xE56c4038c690e4Fee2acfb4F5521a2EE77567CFf
RoyaltyCharge	0xAEE0aEEdbc6018542B5ff687c24792e16fEDA25E	OrdersRepo	0x975511aa0A8CbCC85dA802a54D337aD26d1c4F3B
UsdOrdersRepo	0x94e063459E8EaAc2524C88457248B6a0F9BfC210	LinksRepo	0x5c4C04925B8810571545b3df33bB4DeBb14A8375
MembersRepo	0x38c56Ab4ee1Bc4258F208b4c388CDF3A0554EE9B	MotionsRepo	0xee77DE22B076E27A963150be2F300d748B16e02E
OptionsRepo	0xf344689C2597dc4db268F9aB5E50872d7Cd40194	CreateNewComp	0x6D19411CED1EB03Ddfac48e96b526EC52F9f5D08
CashLockers	0xC3f98AF047028829a7bc68AF1818489C08E47841	UsdFuelTank	0xb83E5017BFFf9781E16F7fd8C6285c4A54397382

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Smart Contract	Contract Address on ArbitrumOne	Smart Contract	Contract Address on ArbitrumOne
KeepersRouter	0x7E6eb94516Da3B2350537c2D7D6c975B03c4fE3d	GeneralKeeper	0x2D221ed78B0A0dF0817feb6fB18863507996D8cd
ROOKeeper	0x31E1BCD808bfae2d6AbcAfB77055FbF0118d7595	ROMKeeper	0xe2f89f52C27Ae9fB60A0F5EF9954E2616dac86D4
RODKeeper	0xF58C9F21A464E734452e4217d668468C381A2b32	FundRORKeeper	0xe76e2C2CF36108b6c570620bfe33F26eB74c14AE
Accountant	0xfF23089f9ABE7814731e579AA349368a389C567F	SHAKeeper	0xAac167b44e807b9a72e6FEd538C78fd9bD6854bb
LOOKeeper	0x1c84FA1f1D368E38089879B4Ef4C418EeAcCDB54	FundLOOKeeper	0x244eC3bb14898dE4C569040Abc8F64F5173D5f41
ROIKeeper	0xa65194C4880564643802BF2E4D38e696c0F4BB9b	FundROIKeeper	0x926bF2AE9666f831d27944d83de9Ad47fbA68Aab
FundAccountant	0x7475f67a958cCda0e1C9e2B86ED657eA0d378Eef	GMMKeeper	0x5347d31604DBFb4C9a322875EaE9Dd5604633E9B
FundGMMKeeper	0x53B70c6C0360B9555811bbF1fC9774c831FB6A66	BMMKeeper	0x898adE37EC2e4400C810783F190e595f98fF54EA
ROAKeeper	0xddd2E31f4c51f3821Df95Fb9D561616601a2FF6A	ROCKeeper	0xf05c919308f2302A6C09dF3508d7211598D6Fa30
FundROCKeeper	0x2116D30d3DabE00d94306876986d3bBe4c13F5CF	ROPKeeper	0x73971F549f7A76db1f2f0cc52DC152D113D2A2CF
InvestmentAgreement	0xCEf7dF13E83A6904Bb5EF5f2c55ccf72657250d8	ShareholdersAgreement	0xC995CebEbCB956A8E7d8C8413dBF23172912F47e
AntiDilution	0xf9Ca23B6BbdbB6665A30080358B48059F5bc0DCF	LockUp	0x9F79dA582EEB39e143B56aeeEfF1403c5082ba5C
Alongs	0x3b973498EF6bC2dd7673A2A10b9e7646a0e89845	Options	0xDcE6A9743EFCF205D9C6EdB9345E3F562e1EB006
RegisterOfAgreements	0x8866CB54C8eeE763Af1bE8a419C2224e39dB037d	RegisterOfDirectors	0x028576ea709aD723978f38e050B9b895053C4818
MeetingMinutes	0x5A879f585593A46e2Fc333e6AaA34059397f9550	RegisterOfConstitution	0xe0AE2376A3D0B9B5CBF806d81823eF78d25FAE88
RegisterOfOptions	0xD38EA3870ea9fB82feA1716f9Af10Cbb840abDE0	RegisterOfPledges	0x7507E0c0B48f4ee13703DFC49fc83BA2e0D3C382
RegisterOfShares	0xBF48762F0B60617C0523042dde1490e6bF2C26A4	RegisterOfMembers	0xc2A7D2f3FF268B086e796E02a80742F439aF516d
RegisterOfInvestors	0x72c604b95ACD45b1a472eBFA69C28A478B38Da19	ListOfOrders	0xaaF9B00D798DF0E83d50C0B7F3ec4bDdc87a540c
Cashier	0xa5b9b11BF011B13750351F167334151Cc5346704	RegisterOfRedemptions	0x21e5081f0e369cCC141aa3798c119Bc68455aF90

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